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                                                                   EXHIBIT 10.74


                            FIFTH AMENDMENT TO LEASE



         This FIFTH AMENDMENT TO LEASE ("FIFTH AMENDMENT") is made as of December 31, 1997 by and between the TRUSTEES OF 60 STATE STREET TRUST under Declaration of Trust dated September 10, 1970, recorded with Suffolk Deeds, Book 8389, Page 286, as amended, with an address of c/o Koll Management Services, 60 State Street, Boston, Massachusetts 02109 ("LANDLORD"), and THE PIONEER GROUP, INC., having a mailing address of 60 State Street, Boston, Massachusetts 02109 ("TENANT").

                                    RECITALS

         WHEREAS, Landlord and Tenant entered into a lease dated as of July 3, 1991, as amended by a certain First Amendment to Lease dated as of January 31, 1994, as further amended by a certain Second Amendment to Lease dated September 30, 1996, as further amended by a certain Third Amendment to Lease dated November 15, 1996, and as further amended by a certain Fourth Amendment to Lease dated September __, 1997 (collectively, the "LEASE"), for certain space ("PREMISES") on the 3rd, 4th, 5th, 6th, 14th, 17th, 18th and 19th floors of the building commonly known as 60 State Street, Boston, Massachusetts (the "BUILDING");

         WHEREAS, under the Lease, Tenant has the right to occupy approximately 7,120 rentable square feet of space on the sixth floor of the Building, as more shown as the "Current Pioneer Space" on FIFTH AMENDMENT EXHIBIT A attached hereto and made a part hereof ("FLOOR 6 PREMISES") until December 31, 1997;

         WHEREAS, pursuant to a lease by and between Landlord and Thornton Early and Naumes ("THORNTON") dated as of April __, 1994 ("THORNTON LEASE"), Thornton has the right to occupy the balance of the space on the sixth floor consisting of approximately 15,287 rentable square feet of space, as more particularly shown as the "Former Thornton Early and Naumes Space" on FIFTH AMENDMENT EXHIBIT A attached hereto and made a part hereof ("REMAINING FLOOR 6 PREMISES") until October 31, 1998;

         WHEREAS, Landlord and Tenant desire to amend the Lease (i) to extend the term of the Lease with respect to the Floor 6 Premises until March 31, 2002,
(ii) to include the Remaining 6th Floor Premises within the Premises effective as of the day after the effective date of the termination of the Thornton Lease and continuing until March 31, 2002, and (iii) to amend certain terms and conditions of the Lease as described below.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged and agreed, Landlord and Tenant hereby agree as follows:


         1. SUBSTITUTE OPTION SPACE. Notwithstanding anything to the contrary set forth in the Lease, Landlord and Tenant agree that Tenant shall be deemed to have (A) exercised the expansion option entitled "remaining two-thirds of 5" set forth in Section 2.1.3(a) of the Lease as of January 1, 1999,
                  (B) exercised the expansion option entitled "remaining one-half of 16" set forth in Section 2.1.3(a) of the Lease as of January 1, 2000, (C) designated a total of 11,204 square feet on the sixth floor (consisting of the entire Floor 6 Premises and 4,084 square feet of the Remaining




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                  Floor 6 Premises, said 4,084 square foot portion of the
                  Remaining Floor 6 Premises is hereinafter referred to as "SPACE A") as "Substitute Option Space" as of January 1, 1999 pursuant to Section 2.1.3(b) of the Lease, and (D) designated a total of 11,203 square feet of the sixth floor (consisting of the balance of the Remaining Floor 6 Premises and hereinafter referred to as "SPACE B") as "Substitute Option Space" as of January 1, 2000 pursuant to Section 2.1.3(b) of the Lease. Tenant hereby acknowledges that as of January 1, 2000 Tenant will have taken possession of, designated and commenced receiving the benefit of two full floors of "Substitute Option Space" in accordance with the provisions of Sections 2.1.3(a) and Section 2.1.3(b) of the Lease (44,814 rentable square feet of space on floors five and six). Accordingly, as of the date hereof, Tenant shall have no further right to designate "Substitute Option Space" pursuant to Section 2.1.3(b) of the Lease, or relocate any such space to another floor of the Building (provided that Tenant shall be entitled to exercise relocation rights applicable to "Substitute Option Space" for the 6th Floor Premises in the event all or portions of the 16th floor become available for leasing), it being understood and agreed that any future space offered to Tenant by Landlord pursuant to Section 2.1.4. of the Lease shall be offered at an Annual Fixed Rent of 90% of Fair Rental Value.


         2. FLOOR 6 PREMISES. The term for the Floor 6 Premises shall be extended until March 31, 2002, unless earlier terminated as set forth in the Lease. Annual Fixed Rent for the Floor 6 Premises shall be as follows:

                           (i) For the period from January 1, 1998 through
                  December 31, 1998, the Annual Fixed Rent for the Floor 6 Premises shall be $19.90 per rentable square foot;

                           (ii) For the period from January 1, 1999 through
                  March 31, 1999, the Annual Fixed Rent for the Floor 6 Premises shall be $15.50 per rentable square foot;

                           (iii) For the period from April 1, 1999 through March
                  31, 2000, the Annual Fixed Rent for the Floor 6 Premises shall be $16.25 per rentable square foot;

                           (iv) For the period from April 1, 2000 through March
                  31, 2001, the Annual Fixed Rent for the Floor 6 Premises shall be $17.00 per rentable square foot; and

                           (v) For the period from April 1, 2001 through March
                  31, 2002, the Annual Fixed Rent for the Floor 6 Premises shall be $17.75 per rentable square foot.

                  Tenant shall continue to pay additional rent for the Floor 6 Premises on the same terms and conditions as provided in the Lease for the initial Premises.


                  All of the Floor 6 Premises shall constitute Additional Space under the Lease.


         3. LEASE OF REMAINING FLOOR 6 PREMISES. Landlord shall lease to Tenant, and Tenant shall lease from Landlord, the Remaining Floor 6 Premises (which consists of Space A and Space B) for a term commencing on November 1, 1998 or the Delivery Date (defined below), if applicable, and ending on March 31, 2002. Annual Fixed Rent for the Remaining Floor 6 Premises shall be as follows:


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                          (i) For the period from November 1, 1998 or the
                Delivery Date (defined below), if applicable, through December 31, 1998, the Annual Fixed Rent for the entire Remaining Floor 6 Premises shall be $19.90 per rentable square foot;

                          (ii) For the period from January 1, 1999 through March
                31, 1999, the Annual Fixed Rent for the Remaining Floor 6 Premises shall be $15.50 per rentable square foot with respect to Space A and $19.90 per rentable square foot with respect to Space B;

                          (iii) For the period from April 1, 1999 through
                December 31, 1999, the Annual Fixed Rent for the Remaining Floor 6 Premises shall be $16.25 per rentable square foot with respect to Space A and $19.90 per rentable square foot with respect to Space B;

                          (iv) For the period from January 1, 2000 through March
                31, 2000, the Annual Fixed Rent for the entire Remaining Floor 6 Premises shall be $16.25 per rentable square foot;

                          (v) For the period from April 1, 2000 through March
                31, 2001, the Annual Fixed Rent for the entire Remaining Floor 6 Premises shall be $17.00 per rentable square foot; and

                          (vi) For the period from April 1, 2001 through March
                31, 2002, the Annual Fixed Rent for the entire Remaining Floor 6 Premises shall be $17.75 per rentable square foot.

                Tenant shall pay additional rent for the entire Remaining Floor 6 Premises on the same terms and conditions as provided in the Lease for the initial Premises.


         4. EARLY TERMINATION OF THORNTON LEASE. If Thornton contacts Landlord to request an early termination of the Thornton Lease, Landlord shall notify Tenant in writing of such request and the proposed termination date of the Thornton Lease ("PROPOSED TERMINATION DATE"). Landlord's notice shall specify any negative financial impact to Landlord in connection with the proposed termination of the Thornton Lease. Tenant shall have ten (10) days from the date of Landlord's notice to notify Landlord in writing as to whether Tenant wishes to accept possession of the Remaining Floor 6 Premises on the day after the Proposed Termination Date ("DELIVERY DATE"). If Tenant timely notifies Landlord of its intent to accept the Remaining Floor 6 Premises on the Delivery Date and compensates Landlord for the specified negative financial impact, if any, stated in Landlord's notice, Landlord shall enter into a lease termination agreement with Thornton to terminate the Thornton Lease on the Proposed Termination Date.


         5. LANDLORD'S WORK ON THE REMAINING FLOOR 6 PREMISES. Notwithstanding any provisions of the Lease to the contrary including, without limitation, Sections 3.1 and 3.6, the Remaining Floor 6 Premises shall be delivered to Tenant broom-clean and in their then "AS IS" condition.

         6. TENANT'S WORK ON THE REMAINING FLOOR 6 PREMISES. Commencing on November 1, 1998, or the Delivery Date, if applicable, Tenant shall have the right to construct improvements to the Remaining Floor 6 Premises, subject to Landlord's approval of Tenant's plans and specifications, which approval shall not be unreasonably with-

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                held or delayed, and subject to the other terms and conditions of the Lease including Section 3.5. All Tenant improvements to the Remaining Floor 6 Premises shall be performed at Tenant's sole cost and expense, and Landlord shall not be obligated to reimburse or otherwise compensate Tenant for such improvements.


         7. ADDITIONAL PARKING SPACES. Pursuant to the Second Amendment to Lease, Tenant currently occupies one (1) non-reserved parking space in the Building garage. Commencing on November 1, 1998, or the Delivery Date, if applicable, Tenant shall be entitled to occupy six (6) additional non-reserved parking spaces in the Building garage at the then current market rates charged by the garage operator, bringing the total to seven (7) parking spaces for Floor 6, of which four (4) shall be reserved spaces. Tenant shall enter into a separate parking agreement with the garage operator with respect to the foregoing six additional parking spaces for the periods prior to January 1, 1999 (for four (4) of the Parking Spaces) and January 1, 2000 (for the remaining three
                (3) parking spaces); after such dates parking rent shall be governed by Section 2.5 of the Lease.


         8. CAPITALIZED TERMS. Capitalized terms used herein but not defined shall have the meanings ascribed to them in the Lease.

         9. RATIFICATION. Except as amended hereby, the terms and conditions of the Lease shall remain unaffected and the Lease shall remain in full force and effect.

        10. CONTINGENCIES. This Fifth Amendment to Lease is specifically contingent upon (i) the receipt by Landlord of a written waiver by Hale and Dorr of its superior rights to the Floor 6 Premises and the Remaining Floor 6 Premises, and (ii) the delivery of the Remaining Floor 6 Premises from Thornton to Landlord on or before November 1, 1998 or the Delivery Date.


        EXECUTED under seal as of the date first set forth above.

                LANDLORD:           TRUSTEES OF 60 STATE STREET TRUST


                                    By: /s/ John A. Pirovano
                                        John A. Pirovano, as Trustee of 60 State
                                        Street Trust, for self and co-Trustees
                                        but not individually

                TENANT:             THE PIONEER GROUP, INC.


                                    By: /s/ Diane Benson

                                        Its Vice President
                                        hereunto duly authorized



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                            FIFTH AMENDMENT EXHIBIT A

PLAN OF SIXTH FLOOR IDENTIFYING THE REMAINING FLOOR 6 PREMISES ("FORMER THORNTON
  EARLY AND NAUMES SPACE"), INCLUDING SPACE A AND SPACE B THEREOF AND THE FLOOR
                      6 PREMISES ("CURRENT PIONEER SPACE")


                       [Floor Plan Intentionally Omitted]





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                               CONSENT OF LENDERS

        The undersigned hereby acknowledge notice of the Fifth Amendment to Lease between the Trustees of 60 State Street Trust and The Pioneer Group, Inc. dated as of December 31, 1997 and consent thereto.



                                    CORNERSTONE PROPERTIES, INC.

                                    By: /s/ Scott M. Dalrimple

                                        its Vice President
                                        Hereunto duly authorized






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                               CONSENT OF LENDERS

        The undersigned hereby acknowledges notice of the Fifth Amendment to Lease between the Trustees of 60 State Street Trust and The Pioneer Group, Inc. dated as of December 31, 1997 and consent thereto.


                                    TEACHERS INSURANCE ANNUITY
                                    ASSOCIATION OF AMERICA


                                    By: /s/ Joan Herman

                                        its
                                        hereunto duly authorized






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